UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240. 14a-12

The Williams Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On the evening of November 24, 2015, The Williams Companies, Inc. (“Williams”) posted the following article to its intranet website that discusses, among other things, the proposed business combination transaction between Williams and Energy Transfer Equity, L.P. (“Energy Transfer”). This filing is being resubmitted with no changes other than activating the “click here” hyper link below that links to the S-4.

Major Filing Related to Proposed ETE Merger Complete

A Proxy Statement/Form S-4 Registration Statement related to the proposed merger has been filed with the U.S. Securities and Exchange Commission (SEC). This filing is a required first step in the SEC’s regulatory approval process.

The S-4 is the required disclosure document that Williams will provide to its shareholders in advance of the shareholder vote to approve the planned merger. This S-4 is intended to educate the investor on the proposed transaction in order that they may make an informed decision.

The S-4 includes information related to Williams, ETE and ETC, as well as a background on the proposed merger, the actual merger agreement, financial advisors’ analysis, the recommendation of the Board and their reasoning for the proposed merger, and a schedule showing the potential Change in Control payments for Williams’ officers.

To view the S-4, please click here.

What’s Next

The next step in the process is for the SEC to review the initial S-4 filling and comment. We will then make needed revisions to the document. Following SEC approval of the S-4, it will be distributed to shareholders and then shareholders will vote on the proposed merger. The date of this vote has yet to be determined. Additionally, WMB shareholders will also be asked to cast a non-binding, advisory vote to approve “compensation that may be paid or become payable to WMB’s Named Executive Officers as a result of the merger”.

Assuming that the U.S. regulatory agencies and WMB shareholders approve, the merger is expected to close at some point during the first half of 2016.

For the most up-to-date information available, please visit the Williams Proposed Merger Information page online.

NO OFFER OR SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving Energy Transfer Equity, L.P. and The Williams Companies, Inc. will be submitted to Williams’ stockholders for their consideration. In connection with the proposed transaction, Energy Transfer Corp LP (“ETC”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (which registration statement has not been declared effective by the SEC) that includes a preliminary proxy statement of Williams and a prospectus of ETC. Williams will mail the definitive proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This document is not intended to be, and is not, a substitute for such filings or for any other document that ETC, Energy Transfer or Williams may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 FILED ON NOVEMBER 24, 2015 AND ANY SUPPLEMENT OR AMENDMENT THERETO THAT MAY BE FILED, AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by ETC, Energy Transfer or Williams with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors.

PARTICIPANTS IN THE SOLICITATION

Energy Transfer, Williams, their respective directors and certain of their respective executive officers and employees may be deemed to be “participants” (as defined in Schedule 14A under the Exchange Act) in respect of the proposed transaction. Information about Energy Transfer’s directors and executive officers is set forth in its annual report on Form 10-K filed with the SEC on March 2, 2015, and information about Williams’ directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 10, 2015. These documents are available free of charge from the sources indicated above, and from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 filed on November 24, 2015 and other relevant materials that Energy Transfer and Williams file with the SEC.

FORWARD-LOOKING STATEMENTS

The reports, filings, and other public announcements of Williams may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	The status, expected timing and expected outcome of the proposed merger between Williams and Energy Transfer Corp LP (the “ETC Merger”);
•	Statements regarding the proposed ETC Merger;
•	Our beliefs relating to value creation as a result of the proposed ETC Merger;
•	Benefits and synergies of the proposed ETC Merger;
•	Future opportunities for the combined company;
•	Other statements regarding Williams’ and Energy Transfer’s future beliefs, expectations, plans, intentions, financial condition or performance;
•	Expected levels of cash distributions by Williams Partners L.P. (“WPZ”) with respect to general partner interests, incentive distribution rights and limited partner interests;
•	Levels of dividends to Williams stockholders;
•	Future credit ratings of Williams and WPZ;
•	Amounts and nature of future capital expenditures;
•	Expansion and growth of our business and operations;
•	Financial condition and liquidity;
•	Business strategy;
•	Cash flow from operations or results of operations;
•	Seasonality of certain business components;
•	Natural gas, natural gas liquids, and olefins prices, supply, and demand; and
•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this document. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Satisfaction of the conditions to the completion of the proposed ETC Merger, including receipt of the approval of Williams’ stockholders;
•	The timing and likelihood of completion of the proposed ETC Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction;
•	The possibility that the expected synergies and value creation from the proposed ETC Merger will not be realized or will not be realized within the expected time period;
•	The risk that the businesses of Williams and Energy Transfer will not be integrated successfully;
•	Disruption from the proposed merger between Williams and Energy Transfer making it more difficult to maintain business and operational relationships;

•	The risk that unexpected costs will be incurred in connection with the proposed ETC Merger;
•	The possibility that the proposed ETC Merger does not close, including due to the failure to satisfy the closing conditions;
•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions we expect;
•	Whether Williams is able to pay current and expected levels of dividends;
•	Availability of supplies, market demand and volatility of prices;
•	Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);
•	The strength and financial resources of our competitors and the effects of competition;
•	Whether we are able to successfully identify, evaluate and execute investment opportunities;
•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses as well as successfully expand our facilities;
•	Development of alternative energy sources;
•	The impact of operational and developmental hazards and unforeseen interruptions;
•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;
•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;
•	WPZ’s allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;
•	Changes in maintenance and construction costs;
•	Changes in the current geopolitical situation;
•	Our exposure to the credit risk of our customers and counterparties;
•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings as determined by nationally-recognized credit rating agencies and the availability and cost of capital;
•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;
•	Risks associated with weather and natural phenomena, including climate conditions;
•	Acts of terrorism, including cybersecurity threats and related disruptions; and
•	Additional risks described in our filings with the SEC.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this document. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Investors are urged to closely consider the disclosures and risk factors in Williams’ annual report on Form 10-K filed with the SEC on February 25, 2015, and each of its quarterly reports on Form 10-Q available from its offices or from its website at http://co.williams.com/investors, as well as in Energy Transfer’s annual report on Form 10-K filed with the SEC on March 2, 2015, and each of its quarterly reports on Form 10-Q available from its offices or from its website at http://ir.energytransfer.com.

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